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                                                                      EXHIBIT 23


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-24083) and S-8 (No. 333-38929 and 333-49787) of
Meadowbrook Insurance Group, Inc., our report dated February 20, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


/s/ PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP

Grand Rapids, Michigan
March 27, 2002